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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) MAY 15, 2003


                           TECHNICAL OLYMPIC USA, INC.
             (Exact name of registrant as specified in its charter)





          DELAWARE                        000-23677               76-0460831
----------------------------             -----------         -------------------
(State or other jurisdiction             Commission            (I.R.S. Employer
of incorporation or organization)        File Number         Identification No.)



    4000 HOLLYWOOD BLVD., SUITE 500-N
            HOLLYWOOD, FLORIDA                                    33021
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)


                                 (954) 364-4000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


99.1 Press release to release results for three months ended March 31, 2003 and announce conference call information.


ITEM 9. REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The furnishing of this information is not intended to, and does not, constitute a representation that the furnishing of this information is required by Regulation FD.

On May 15, 2003, the Registrant issued a press release (the "Press Release") announcing its financial results for the first quarter ended March 31, 2003. A copy of the Press Release is attached as Exhibit 99.1. The Press Release is incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 16, 2003
                                       TECHNICAL OLYMPIC USA, INC.


                                       /s/ RANDY L. KOTLER
                                       -----------------------------------------
                                       Randy L. Kotler
                                       Vice President - Chief Accounting Officer



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